                                                  FILED PURSUANT TO 424 (b) (3)
                                                    REGISTRATION NO. 333-108426


                  SUPPLEMENT NO. 6, DATED SEPTEMBER 28, 2006,
                    TO THE PROSPECTUS, DATED APRIL 14, 2006,
              OF BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

This Supplement No. 6, dated September 28, 2006, is part of and should be read in conjunction with our prospectus, dated April 14, 2006 (our "Prospectus"), Supplement No. 4 to our Prospectus dated August 15, 2006 ("Supplement No. 4") and Supplement No. 5 to our Prospectus dated August 29, 2006 ("Supplement No. 5"). Capitalized terms used in this Supplement No. 6 but not defined have the same meanings as in our Prospectus.

The purpose of this Supplement No. 6 is to revise information contained in "Appendix I--Tabular Information Concerning Prior Limited Partnerships."

THIS SUPPLEMENT NO. 6 PROVIDES INFORMATION NOT CONTAINED IN OUR PROSPECTUS, SUPPLEMENT NO. 4 AND SUPPLEMENT NO. 5 AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH OUR PROSPECTUS, SUPPLEMENT NO. 4 AND SUPPLEMENT NO. 5.

REFERENCES IN THIS SUPPLEMENT NO. 6 TO "THE COMPANY", "BOSTON CAPITAL REIT", "WE", "OUR" AND "US" REFER TO BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

THE FOLLOWING CHANGES ARE MADE TO THE SECTION ENTITLED "APPENDIX I - TABULAR INFORMATION CONCERNING PRIOR LIMITED PARTNERSHIPS" BEGINNING ON PAGE S-17 OF SUPPLEMENT NO. 4 AND PAGE S-3 OF SUPPLEMENT NO. 5. THE INFORMATION CONTAINED IN THIS SUPPLEMENT NO. 6 REPLACES THE FOLLOWING FROM SUPPLEMENT NO. 4 AND SUPPLEMENT NO. 5:

- INFORMATION FOR 2005 AND 2006 CONTAINED IN THE FINANCIAL DATA TABLES OF TABLE III-OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS; AND

- THE TAX DATA TABLE FOR BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 41) CONTAINED IN TABLE III-OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS.

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                      PUBLIC OFFERINGS CLOSED DURING 2001

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 40)

                                                     FOR THE FINANCIAL STATEMENT
                                                       PERIOD ENDED MARCH 31,
                                                          2005         2006
                                                       ----------   ----------
Gross Revenues                                                 90       10,880
Profit on sale of properties                                    0            0
Less:
   Losses from operating partnerships (1)                (924,404)    (882,871)
   Operating Expenses (3)                                (490,886)    (723,947)
   Interest Expense                                             0            0
   Depreciation (2)                                      (113,730)    (113,731)
Net Income--GAAP Basis                                 (1,528,930)  (1,709,669)
Taxable Income
   from operations (4)                                 (1,521,793)  (1,220,180)
   gain on sale                                                 0            0
Cash generated from operations (6)                         (9,242)     185,431
Cash generated from sales                                       0            0
Cash generated from refinancing                                 0            0
Cash generated from operations,
   sales and refinancing                                   (9,242)     185,431
Less: Cash distributions to investors
   from operating cash flow                                     0            0
   from sales and refinancing                                   0            0
   from other                                                   0            0
Cash generated (deficiency) after
   cash distributions                                      (9,242)     185,431
Less: Special items (not including
   sales and refinancing)(identify and quantify)                0            0
Cash generated (deficiency) after cash
   distributions and special items                         (9,242)     185,431

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                       PUBLIC OFFERINGS CLOSED DURING 2001

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 41)

                                                     FOR THE FINANCIAL STATEMENT
                                                        PERIOD ENDED MARCH 31,
                                                          2005         2006
                                                       ----------   ----------
Gross Revenues                                              4,540        5,803
Profit on sale of properties                                    0            0
Less:
   Losses from operating partnerships (1)              (4,159,348)  (1,321,865)
   Operating Expenses (3)                                (294,717)    (742,957)
   Interest Expense                                             0            0
   Depreciation (2)                                      (133,882)    (133,927)
Net Income--GAAP Basis                                 (4,583,407)  (2,192,946)
Taxable Income
   from operations (4)                                 (3,730,419)  (2,297,608)
   gain on sale                                                 0            0
Cash generated from operations (6)                        363,790        3,673
Cash generated from sales                                       0            0
Cash generated from refinancing                                 0            0
Cash generated from operations,
   sales and refinancing                                  363,790        3,673
Less: Cash distributions to investors
   from operating cash flow                                     0            0
   from sales and refinancing                                   0            0
   from other                                                   0     (138,998)
Cash generated (deficiency) after
   cash distributions                                     363,790     (135,325)
Less: Special items (not including  sales and
   refinancing) (identify and quantify)                         0            0
Cash generated (deficiency) after cash
   distributions and special items                        363,790     (135,325)

                                                                     FOR THE TAX
                                                                    PERIOD ENDED
TAX & DISTRIBUTION DATA                                             DECEMBER 31,
PER $1,000 INVESTED (7)                                                 2005
                                                                       ------
Federal Income Tax Results
   Federal Credit (5)                                                     97
   State Credit                                                            0
   Ordinary Income (loss)                                                (80)
      from operations                                                    (80)
      from recapture                                                       0
   Capital gain (loss)                                                     0
Cash Distributions to investors:
   Source (on GAAP basis)
      Investment income                                                    0
      Return of capital                                                    5
   Source (on cash basis):
      Sales                                                                0
      Refinancing                                                          0
      Operations                                                           0
      Other                                                                0
Amount remaining invested in program properties                        99.35%

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                      PUBLIC OFFERINGS CLOSED DURING 2002

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 42)

                                                    FOR THE FINANCIAL STATEMENT
                                                       PERIOD ENDED MARCH 31,
                                                           2005         2006
                                                        ----------   ----------
Gross Revenues                                               8,848       28,106
Profit on sale of properties                                     0            0
Less:
   Losses from operating partnerships (1)               (1,150,391)  (1,212,526)
   Operating Expenses (3)                                 (264,513)    (493,397)
   Interest Expense                                              0            0
   Depreciation (2)                                       (115,498)    (116,222)
Net Income--GAAP Basis                                  (1,521,554)  (1,794,039)
Taxable Income from operations (4)                      (1,838,771)  (1,736,326)
   gain on sale                                                  0            0
Cash generated from operations (6)                          25,193     (374,771)
Cash generated from sales                                        0            0
Cash generated from refinancing                                  0            0
Cash generated from operations, sales and
   refinancing                                              25,193     (374,771)
Less: Cash distributions to investors
   from operating cash flow                                      0            0
   from sales and refinancing                                    0            0
   from other                                                    0            0
Cash generated (deficiency) after
   cash distributions                                       25,193     (374,771)
Less: Special items (not including sales and
   refinancing)(identify and quantify)                           0            0
Cash generated (deficiency) after cash
   distributions and special items                          25,193     (374,771)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                      PUBLIC OFFERINGS CLOSED DURING 2002

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 43)

                                                    FOR THE FINANCIAL STATEMENT
                                                       PERIOD ENDED MARCH 31,
                                                           2005         2006
                                                        ----------   ----------
Gross Revenues                                              77,015      154,822
Profit on sale of properties                                     0            0
Less:
   Losses from operating partnerships (1)               (2,028,092)  (1,994,960)
   Operating Expenses (3)                                 (378,335)    (592,955)
   Interest Expense                                              0            0
   Depreciation (2)                                       (164,530)    (165,209)
Net Income--GAAP Basis                                  (2,493,942)  (2,598,302)
Taxable Income from operations (4)                      (2,878,799)  (2,556,877)
   gain on sale                                                  0            0
Cash generated from operations (6)                          34,397     (433,744)
Cash generated from sales                                        0            0
Cash generated from refinancing                                  0            0
Cash generated from operations,
   sales and refinancing                                    34,397     (433,744)
Less: Cash distributions to investors
   from operating cash flow                                      0            0
   from sales and refinancing                                    0            0
   from other                                                    0            0
Cash generated (deficiency) after
   cash distributions                                       34,397     (433,744)
Less: Special items (not including sales
   and refinancing) (identify and quantify)                      0            0
Cash generated (deficiency) after cash
   distributions and special items                          34,397     (433,744)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                       PUBLIC OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 44)

                                                    FOR THE FINANCIAL STATEMENT
                                                       PERIOD ENDED MARCH 31,
                                                           2005         2006
                                                        ----------   ----------
Gross Revenues                                             229,754      163,688
Profit on sale of properties                                     0            0
Less:
   Losses from operating partnerships (1)                 (866,297)  (1,001,516)
   Operating Expenses (3)                                 (375,509)    (393,989)
   Interest Expense                                              0            0
   Depreciation (2)                                       (101,629)    (123,592)
Net Income--GAAP Basis                                  (1,113,681)  (1,355,409)
Taxable Income from operations (4)                      (1,553,771)    (963,235)
   gain on sale                                                  0            0
Cash generated from operations (6)                          64,864     (973,606)
Cash generated from sales                                        0            0
Cash generated from refinancing                                  0            0
Cash generated from operations,
   sales and refinancing                                    64,864     (973,606)
Less: Cash distributions to investors
   from operating cash flow                                      0            0
   from sales and refinancing                                    0            0
   from other                                                    0            0
Cash generated (deficiency) after
   cash distributions                                       64,864     (973,606)
Less: Special items (not including sales and
   refinancing) (identify and quantify)                          0            0
Cash generated (deficiency) after cash
   distributions and special items                          64,864     (973,606)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                      PUBLIC OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 45)

                                                     FOR THE FINANCIAL STATEMENT
                                                         PERIOD ENDED MARCH 31,
                                                           2005         2006
                                                       ----------   ----------
Gross Revenues                                            521,517      209,103
Profit on sale of properties                                    0            0
Less:
   Losses from operating partnerships (1)              (1,067,071)  (1,918,960)
   Operating Expenses (3)                                (635,881)    (471,532)
   Interest Expense                                             0            0
   Depreciation (2)                                      (133,300)    (138,420)
Net Income--GAAP Basis                                 (1,314,735)  (2,319,809)
Taxable Income
   from operations (4)                                 (1,192,433)  (1,921,752)
   gain on sale                                                 0            0
Cash generated from operations (6)                        532,093      129,527
Cash generated from sales                                       0            0
Cash generated from refinancing                                 0            0
Cash generated from operations, sales and
   refinancing                                            532,093      129,527
Less: Cash distributions to investors
   from operating cash flow                                     0            0
   from sales and refinancing                                   0            0
   from other                                                   0            0
Cash generated (deficiency) after cash
   distributions                                          532,093      129,527
Less: Special items (not including sales and
   refinancing) (identify and quantify)                         0            0
Cash generated (deficiency) after cash
   distributions and special items                        532,093      129,527

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                      PUBLIC OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL TAX CREDIT FUND IV L.P. (SERIES 46)

                                                     FOR THE FINANCIAL STATEMENT
                                                         PERIOD ENDED MARCH 31,
                                                           2005         2006
                                                       ----------   ----------
Gross Revenues                                            254,425      192,320
Profit on sale of properties                                    0            0
Less:
   Losses from operating partnerships (1)                (385,946)    (662,020)
   Operating Expenses (3)                                (392,684)    (324,164)
   Interest Expense                                             0            0
   Depreciation (2)                                      (100,878)    (104,018)
Net Income--GAAP Basis                                   (625,083)    (897,882)
Taxable Income
   from operations (4)                                 (1,116,282)  (1,064,211)
   gain on sale                                                 0            0
Cash generated from operations (6)                        (70,876)    (200,175)
Cash generated from sales                                       0            0
Cash generated from refinancing                                 0            0
Cash generated from operations, sales and
   refinancing                                            (70,876)    (200,175)
Less: Cash distributions to investors
   from operating cash flow                                     0            0
   from sales and refinancing                                   0            0
   from other                                                   0            0
Cash generated (deficiency) after cash
   distributions                                          (70,876)    (200,175)
Less: Special items (not including sales and
   refinancing) (identify and quantify)                         0            0
Cash generated (deficiency) after cash
   distributions and special items                        (70,876)    (200,175)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                       PUBLIC OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL TAX CREDIT FUND V L.P. (SERIES 47)

                                                     FOR THE FINANCIAL STATEMENT
                                                         PERIOD ENDED MARCH 31,
                                                           2005         2006
                                                       ----------   ----------
Gross Revenues                                            207,493      160,573
Profit on sale of properties                                    0            0
Less:
   Losses from operating partnerships (1)                (992,975)  (2,623,670)
   Operating Expenses (3)                                (677,933)    (536,446)
   Interest Expense                                             0            0
   Depreciation (2)                                       (51,236)    (108,243)
Net Income--GAAP Basis                                 (1,514,651)  (3,107,786)
Taxable Income
   from operations (4)                                 (1,061,479)  (2,987,446)
   gain on sale                                                 0            0
Cash generated from operations (6)                      3,765,363      (43,067)
Cash generated from sales                                       0            0
Cash generated from refinancing                                 0            0
Cash generated from operations, sales and
   refinancing                                          3,765,363      (43,067)
Less: Cash distributions to investors
   from operating cash flow                                     0            0
   from sales and refinancing                                   0            0
   from other                                                   0            0
Cash generated (deficiency) after cash
   distributions                                        3,765,363      (43,067)
Less: Special items (not including sales and
   refinancing) (identify and quantify)                         0            0
Cash generated (deficiency) after cash
   distributions and special items                      3,765,363      (43,067)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                       PUBLIC OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL TAX CREDIT FUND V L.P. (SERIES 48)

                                                     FOR THE FINANCIAL STATEMENT
                                                        PERIOD ENDED MARCH 31,
                                                          2005        2006
                                                        --------   ----------
Gross Revenues                                            92,821       63,719
Profit on sale of properties                                   0            0
Less:
   Losses from operating partnerships (1)               (213,922)  (1,646,509)
   Operating Expenses (3)                               (368,949)    (307,347)
   Interest Expense                                            0            0
   Depreciation (2)                                      (18,570)     (76,543)
Net Income--GAAP Basis                                  (508,620)  (1,966,680)
Taxable Income
   from operations (4)                                  (291,868)  (1,559,679)
   gain on sale                                                0            0
Cash generated from operations (6)                       (78,440)    (442,878)
Cash generated from sales                                      0            0
Cash generated from refinancing                                0            0
Cash generated from operations, sales and
   refinancing                                           (78,440)    (442,878)
Less: Cash distributions to investors
   from operating cash flow                                    0            0
   from sales and refinancing                                  0            0
   from other                                                  0            0
Cash generated (deficiency) after cash
   distributions                                         (78,440)    (442,878)
Less: Special items (not including sales and
   refinancing) (identify and quantify)                        0            0
Cash generated (deficiency) after cash
   distributions and special items                       (78,440)    (442,878)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                       PUBLIC OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL TAX CREDIT FUND V L.P. (SERIES 49)

                                                     FOR THE FINANCIAL STATEMENT
                                                        PERIOD ENDED MARCH 31,
                                                           2005        2006
                                                        ----------   --------
Gross Revenues                                              62,538    634,250
Profit on sale of properties                                     0          0
Less:
   Losses from operating partnerships (1)                        0   (681,863)
   Operating Expenses (3)                                 (204,155)  (650,517)
   Interest Expense                                              0          0
   Depreciation (2)                                              0   (165,987)
Net Income--GAAP Basis                                    (141,617)  (864,117)
Taxable Income
   from operations (4)                                      73,111   (419,312)
   gain on sale                                                  0          0
Cash generated from operations (6)                      (3,918,703)   723,062
Cash generated from sales                                        0          0
Cash generated from refinancing                                  0          0
Cash generated from operations, sales and
   refinancing                                          (3,918,703)   723,062
Less: Cash distributions to investors
   from operating cash flow                                      0          0
   from sales and refinancing                                    0          0
   from other                                                    0          0
Cash generated (deficiency) after cash
   distributions                                        (3,918,703)   723,062
Less: Special items (not including sales and
   refinancing) (identify and quantify)                          0          0
Cash generated (deficiency) after cash
   distributions and special items                      (3,918,703)   723,062

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2001

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XVI, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                        54,135
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (2,715,657)
   Operating Expenses (3)                                           (379,589)
   Interest Expense                                                        0
   Depreciation (2)                                                 (204,547)
Net Income--GAAP Basis                                            (3,245,658)
Taxable Income
   from operations (4)                                            (4,320,311)
   gain on sale                                                            0
Cash generated from operations (6)                                  (143,255)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (143,255)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                              0
Cash generated (deficiency) after cash distributions                (143,255)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                                (143,255)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2001

              BOSTON CAPITAL CORPORATE TAX CREDIT FUND XVII, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                       131,013
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (3,164,501)
   Operating Expenses (3)                                           (262,465)
   Interest Expense                                                        0
   Depreciation (2)                                                 (167,152)
Net Income--GAAP Basis                                            (3,463,105)
Taxable Income from operations (4)                                (4,072,058)
   gain on sale                                                            0
Cash generated from operations (6)                                   (52,210)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing                (52,210)
Less: Cash distributions to investors from operating
   cash flow                                                               0
   from sales and refinancing                                              0
   from other                                                              0
Cash generated (deficiency) after cash distributions                 (52,210)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions and
   special items                                                     (52,210)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2001

                THE CALIFORNIA CORPORATE TAX CREDIT FUND V, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                        2,928
Profit on sale of properties                                              0
Less:
   Losses from operating partnerships (1)                          (780,279)
   Operating Expenses (3)                                          (109,989)
   Interest Expense                                                       0
   Depreciation (2)                                                  (5,939)
Net Income--GAAP Basis                                             (893,279)
Taxable Income from operations (4)                                 (814,847)
   gain on sale                                                           0
Cash generated from operations (6)                                  (52,521)
Cash generated from sales                                                 0
Cash generated from refinancing                                           0
Cash generated from operations, sales and refinancing               (52,521)
Less: Cash distributions to investors from operating
   cash flow                                                              0
   from sales and refinancing                                             0
   from other                                                             0
Cash generated (deficiency after cash distributions                 (52,521)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                0
Cash generated (deficiency) after cash distributions and
   special items                                                    (52,521)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2001

                 THE GEORGIA CORPORATE TAX CREDIT FUND II, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                                     2006
                                                               -----------------
Gross Revenues                                                         2,893
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (1,377,346)
   Operating Expenses (3)                                           (122,485)
   Interest Expense                                                        0
   Depreciation (2)                                                  (55,433)
Net Income--GAAP Basis                                            (1,552,371)
Taxable Income
   from operations (4)                                            (2,884,755)
   gain on sale                                                            0
Cash generated from operations (6)                                  (119,592)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (119,592)
Less: Cash distributions to investors from operating
   cash flow                                                               0
   from sales and refinancing                                              0
   from other                                                              0
Cash generated (deficiency) after cash distributions                (119,592)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions and
   special items                                                    (119,592)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2001

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2001

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                        31,941
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                           (859,429)
   Operating Expenses (3)                                           (130,936)
   Interest Expense                                                        0
   Depreciation (2)                                                  (71,677)
Net Income--GAAP Basis                                            (1,030,101)
Taxable Income
   from operations (4)                                            (1,664,830)
   gain on sale                                                            0
Cash generated from operations (6)                                   100,782
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing                100,782
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                       (205,614)
Cash generated (deficiency) after cash distributions                (104,832)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions and
   special items                                                    (104,832)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2001

           BOSTON CAPITAL MID-ATLANTIC CORPORATE TAX CREDIT FUND, A LP

                                                 FOR THE FINANCIAL STATEMENT PERIOD ENDED MARCH 31,
                                                               2005         2006
                                                            ----------   ----------
Gross Revenues                                                   1,869        8,743
Profit on sale of properties                                         0            0
Less:
   Losses from operating partnerships (1)                     (936,801)    (825,853)
   Operating Expenses (3)                                      (53,168)     (61,421)
   Interest Expense                                                  0            0
   Depreciation (2)                                            (43,002)     (43,016)
Net Income--GAAP Basis                                      (1,031,102)    (921,547)
Taxable Income
   from operations (4)                                      (1,390,018)  (1,085,737)
   gain on sale                                                      0            0
Cash generated from operations (6)                              11,794       83,645
Cash generated from sales                                            0            0
Cash generated from refinancing                                      0            0
Cash generated from operations, sales and
   refinancing                                                  11,794       83,645
Less: Cash distributions to investors
   from operating cash flow                                          0            0
   from sales and refinancing                                        0            0
   from other                                                  (85,118)           0
Cash generated (deficiency) after
   cash distributions                                          (73,324)      83,645
Less: Special items (not including sales
   and refinancing) (identify and
   quantify)                                                         0            0
Cash generated (deficiency) after cash
   distributions and special items                             (73,324)      83,645

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2002

              BOSTON CAPITAL CORPORATE TAX CREDIT FUND XVIII, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                 ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                        80,612
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (5,243,432)
   Operating Expenses (3)                                           (585,304)
   Interest Expense                                                        0
   Depreciation (2)                                                 (464,279)
Net Income--GAAP Basis                                            (6,212,403)
Taxable Income from operations (4)                                (7,763,468)
   gain on sale                                                            0
Cash generated from operations (6)                                  (481,675)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (481,675)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                     (1,745,614)
Cash generated (deficiency) after cash distributions              (2,227,289)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions and
   special items                                                  (2,227,289)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2002

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2002

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                        210,633
Profit on sale of properties                                                0
Less:
   Losses from operating partnerships (1)                          (7,605,825)
   Operating Expenses (3)                                            (702,545)
   Interest Expense                                                (1,955,432)
   Depreciation (2)                                                  (263,345)
Net Income--GAAP Basis                                            (10,316,514)
Taxable Income from operations (4)                                (11,178,643)
   gain on sale                                                             0
Cash generated from operations (6)                                 (1,898,220)
Cash generated from sales                                                   0
Cash generated from refinancing                                             0
Cash generated from operations, sales and refinancing              (1,898,220)
Less: Cash distributions to investors
   from operating cash flow                                                 0
   from sales and refinancing                                               0
   from other                                                      (1,412,581)
Cash generated (deficiency) after cash distributions               (3,310,801)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                  0
Cash generated (deficiency) after cash distributions and
   special items                                                   (3,310,801)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2003

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XIX, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                 ENDED MARCH 31,
                                                                     2006
                                                               -----------------
Gross Revenues                                                        49,156
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (5,101,472)
   Operating Expenses (3)                                           (482,976)
   Interest Expense                                                        0
   Depreciation (2)                                                 (357,037)
Net Income--GAAP Basis                                            (5,892,329)
Taxable Income
   from operations (4)                                            (3,519,005)
   gain on sale                                                            0
Cash generated from operations (6)                                  (362,088)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (362,088)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                       (375,000)
Cash generated (deficiency) after cash distributions                (737,088)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                                (737,088)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2003

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2003

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                 ENDED MARCH 31,
                                                                     2006
                                                               -----------------
Gross Revenues                                                        19,244
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                           (817,932)
   Operating Expenses (3)                                           (195,508)
   Interest Expense                                                        0
   Depreciation (2)                                                 (117,397)
Net Income--GAAP Basis                                            (1,111,593)
Taxable Income
   from operations (4)                                              (813,101)
   gain on sale                                                            0
Cash generated from operations (6)                                  (407,784)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (407,784)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                     (5,784,795)
   from other                                                              0
Cash generated (deficiency) after cash distributions              (6,192,579)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                              (6,192,579)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2004

                BOSTON CAPITAL CORPORATE TAX CREDIT FUND XX, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                 ENDED MARCH 31,
                                                                     2006
                                                               -----------------
Gross Revenues                                                       135,268
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (1,291,269)
   Operating Expenses (3)                                           (215,023)
   Interest Expense                                                        0
   Depreciation (2)                                                 (110,681)
Net Income--GAAP Basis                                            (1,481,705)
Taxable Income
   from operations (4)                                            (2,553,927)
   gain on sale                                                            0
Cash generated from operations (6)                                    (6,273)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing                 (6,273)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                              0
Cash generated (deficiency) after cash distributions                  (6,273)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                                  (6,273)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2004

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XX-A, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                 ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                       231,495
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (2,229,667)
   Operating Expenses (3)                                           (414,996)
   Interest Expense                                                        0
   Depreciation (2)                                                 (190,521)
Net Income--GAAP Basis                                            (2,603,689)
Taxable Income
   from operations (4)                                            (3,749,467)
   gain on sale                                                            0
Cash generated from operations (6)                                  (412,319)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (412,319)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                              0
Cash generated (deficiency) after cash distributions                (412,319)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                                (412,319)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2004

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXI, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                 ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                       214,975
Profit on sale of properties
Less:
   Losses from operating partnerships (1)                         (5,228,184)
   Operating Expenses (3)                                           (944,523)
   Interest Expense                                                        0
   Depreciation (2)                                                 (624,971)
Net Income--GAAP Basis                                            (6,582,703)
Taxable Income
   from operations (4)                                            (9,015,489)
   gain on sale                                                            0
Cash generated from operations (6)                                  (955,317)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (955,317)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                       (312,954)
Cash generated (deficiency) after cash distributions              (1,268,271)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                              (1,268,271)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2004

               BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXII, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                 ENDED MARCH 31,
                                                                      2006
                                                               -----------------
Gross Revenues                                                       105,102
Profit on sale of properties                                               0
Less:
   Losses from operating partnerships (1)                         (1,761,706)
   Operating Expenses (3)                                           (710,807)
   Interest Expense                                                        0
   Depreciation (2)                                                 (363,349)
Net Income--GAAP Basis                                            (2,730,760)
Taxable Income
   from operations (4)                                            (3,309,225)
   gain on sale                                                            0
Cash generated from operations (6)                                  (437,734)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing               (437,734)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                              0
Cash generated (deficiency) after cash distributions                (437,734)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                                (437,734)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2004

                  DIRECT PLACEMENT OFFERINGS CLOSED DURING 2004

                                                             FOR THE FINANCIAL
                                                             STATEMENT PERIOD
                                                              ENDED MARCH 31,
                                                              2005       2006
                                                            --------   --------
Gross Revenues                                                 5,921      5,686
Profit on sale of properties                                       0          0
Less:
   Losses from operating partnerships (1)                    (42,953)  (708,762)
   Operating Expenses (3)                                    (81,396)   (68,009)
   Interest Expense                                                0          0
   Depreciation (2)                                          (24,109)   (25,978)
Net Income--GAAP Basis                                      (142,537)  (797,063)
Taxable Income
   from operations (4)                                      (125,029)  (607,086)
   gain on sale                                                    0          0
Cash generated from operations (6)                          (225,595)   (63,485)
Cash generated from sales                                          0          0
Cash generated from refinancing                                    0          0
Cash generated from operations, sales and
   refinancing                                              (225,595)   (63,485)
Less: Cash distributions to investors
   from operating cash flow                                        0          0
   from sales and refinancing                                      0          0
   from other                                                      0          0
Cash generated (deficiency) after cash
   distributions                                            (225,595)   (63,485)
Less: Special items (not including sales and
   refinancing) (identify and quantify)                            0          0
Cash generated (deficiency) after cash
   distributions and special items                          (225,595)   (63,485)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2005

              BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXIII, A LP

                                                               FOR THE FINANCIAL
                                                               STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                               2005        2006
                                                            ---------   ----------
Gross Revenues                                                      0      219,219
Profit on sale of properties                                        0            0
Less:
   Losses from operating partnerships (1)                           0     (164,122)
   Operating Expenses (3)                                    (100,907)    (470,541)
   Interest Expense                                                 0            0
   Depreciation (2)                                            (7,606)     (99,797)
Net Income--GAAP Basis                                       (108,513)    (515,241)
Taxable Income
   from operations (4)                                              0     (234,340)
   gain on sale                                                     0            0
Cash generated from operations (6)                          1,089,121   (1,140,888)
Cash generated from sales                                           0            0
Cash generated from refinancing                                     0            0
Cash generated from operations, sales and refinancing       1,089,121   (1,140,888)
Less: Cash distributions to investors
   from operating cash flow                                         0            0
   from sales and refinancing                                       0            0
   from other                                                       0            0
Cash generated (deficiency) after cash distributions        1,089,121   (1,140,888)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                          0            0
Cash generated (deficiency) after cash distributions
   and special items                                        1,089,121   (1,140,888)

                                    TABLE III

                 OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2005

             BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXIII-A, A LP

                                                               FOR THE FINANCIAL
                                                                STATEMENT PERIOD
                                                                ENDED MARCH 31,
                                                                     2006
                                                               -----------------
Gross Revenues                                                       336,672
Profit on sale of properties                                               0
Less:

   Losses from operating partnerships (1)                         (1,303,309)
   Operating Expenses (3)                                           (489,599)
   Interest Expense                                                        0
   Depreciation (2)                                                 (104,500)
Net Income--GAAP Basis                                            (1,560,736)
Taxable Income
   from operations (4)                                              (909,921)
   gain on sale                                                            0
Cash generated from operations (6)                                (4,025,630)
Cash generated from sales                                                  0
Cash generated from refinancing                                            0
Cash generated from operations, sales and refinancing             (4,025,630)
Less: Cash distributions to investors
   from operating cash flow                                                0
   from sales and refinancing                                              0
   from other                                                              0
Cash generated (deficiency) after cash distributions              (4,025,630)
Less: Special items (not including sales and refinancing)
   (identify and quantify)                                                 0
Cash generated (deficiency) after cash distributions
   and special items                                              (4,025,630)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2005

              BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXIV, A LP

                                                                         2006
                                                                     -----------
Gross Revenues                                                          154,963
Profit on Sale of Properties                                                  0
Less:
   Losses from operating partnerships (1)                              (142,930)
   Operating Expenses (3)                                            (2,140,791)
   Interest Expense                                                           0
   Depreciation (2)                                                    (439,719)
Net Income--GAAP Basis                                               (2,568,477)
Taxable Income
   from operations (4)                                                 (729,271)
   gain on sale                                                               0
Cash generated from operations (6)                                   (9,721,709)
Cash generated from sales                                                     0
Cash generated from operations, sales and refinancing                (9,721,709)
Less: Cash distributions to investors
   from operating cash flow                                                   0
   from sales and refinancing                                                 0
   from other                                                                 0
Cash generated (deficiency) after cash distributions                 (9,721,709)
Less: special items (not including sales and refinancing)
   (identify and quantify)                                                    0
Cash generated (deficiency) after cash distributions
   and special items                                                 (9,721,709)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                       FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2005

                  BOSTON CAPITAL CORPORATE TAX CREDIT FUND XXV

                                                               2006
                                                            ----------
Gross Revenues                                                  19,133
Profit on Sale of Properties                                         0
Less:
   Losses from operating partnerships (1)                       21,615
   Operating Expenses (3)                                     (870,888)
   Interest Expense                                                  0
   Depreciation (2)                                            (84,928)
Net Income--GAAP Basis                                        (915,068)
Taxable Income
   from operations (4)                                        (227,066)
   gain on sale                                                      0
Cash generated from operations (6)                          (2,762,860)
Cash generated from sales                                            0
Cash generated from operations, sales and refinancing       (2,762,860)
Less: Cash distributions to investors
   from operating cash flow                                          0
   from sales and refinancing                                        0
   from other                                                        0
Cash generated (deficiency) after cash distributions        (2,762,860)
Less: special items (not including sales and refinancing)
   (identify and quantify)                                           0
Cash generated (deficiency) after cash distributions
   and special items                                        (2,762,860)

                                    TABLE III

                OPERATING RESULTS OF PRIOR LIMITED PARTNERSHIPS

                      FROM OPENING THROUGH MARCH 31, 2006

                     CORPORATE OFFERINGS CLOSED DURING 2005

                 DIRECT PLACEMENT OFFERINGS CLOSED DURING 2005

                                                                         2006
                                                                     -----------
Gross Revenues                                                            1,027
Profit on Sale of Properties                                                  0
Less:
   Losses from operating partnerships (1)                                (4,139)
   Operating Expenses (3)                                              (343,884)
   Interest Expense                                                           0
   Depreciation (2)                                                     (11,680)
Net Income--GAAP Basis                                                 (358,676)
Taxable Income
   from operations (4)                                                  (10,453)
   gain on sale                                                               0
Cash generated from operations (6)                                     (313,067)
Cash generated from sales                                                     0
Cash generated from operations, sales and refinancing                  (313,067)
Less: Cash distributions to investors
   from operating cash flow                                                   0
   from sales and refinancing                                                 0
   from other                                                                 0
Cash generated (deficiency) after cash distributions                   (313,067)
Less: special items (not including sales and refinancing)
   (identify and quantify)                                                    0
Cash generated (deficiency) after cash distributions
   and special items                                                   (313,067)

                               NOTES TO TABLE III

Note 1: This figure represents the GAAP income (loss) allocable to the public investment partnerships from their investment in operating partnerships. The GAAP income (loss) is gross rental income less ordinary operating expenses, interest expense, depreciation and certain non-recurring fees, such as loan guarantee fees, lease-up fees and partnership management fees paid by the operating partnerships.

Note 2: This figure represents amortization of one or more of the following costs; acquisitions costs which are amortized over the expected life of the buildings; partnership management fees which are amortized over the expected life of the fund; and investor service fees which are amortized over the expected number of years to service collection of investor installments. Public funds only incur acquisitions costs, while corporate funds incur acquisition costs, partnership management fees and investor service fees.

Note 3: Operating expenses consist of investor service costs and legal and accounting fees of the investment partnerships and expenses paid from equity which includes partnership management fees, initial investor service fees and capital commitment fees reported on an accrual basis.

Note 4: The taxable income (losses) for the investment partnerships represent losses from Operating Partnerships which in turn consist substantially of depreciation and mortgage interest.

Note 5: Federal credits include low-income housing tax credits, historic tax credits, and recapture of credits.

Note 6: Cash generated from operations is the net income (loss), net of non-cash expenses, adjusted for changes in accounts receivable and payable and distributions received from the operating partnerships.

Note 7: Federal low-income housing tax credits and historic tax credits and taxable income (loss), per $1,000 invested represents the limited partners' allocable share of such items divided by the capital contributed by the limited partners divided by $1,000. This information is presented on a Tax basis and not a GAAP basis.

Note 8: The information provided in the tables labeled "Tax & Distribution data per $1,000 invested on a Tax Basis" is through the period December 31, 2005.